UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

TransMedics Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38891	83-2181531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Minuteman Road

Andover, Massachusetts 01810

(Address of Principal Executive Offices, and Zip Code)

(978) 552-0900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	TMDX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2023, TransMedics Group, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted to approve the Amended and Restated TransMedics Group, Inc. 2019 Stock Incentive Plan (the “Amended Plan”). The Amended Plan (i) increases the number of shares of the Company’s common stock available for issuance thereunder by 1,000,000 shares, (ii) prohibits the payment of dividend or dividend equivalents on a current basis with respect to unvested awards, (iii) extends the expiration date of the Amended Plan until June 1, 2033 and (iv) increases the annual limits on non-employee director compensation. The foregoing summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2023, at the Annual Meeting, the shareholders of the Company voted on the following proposals:

Proposal One: The shareholders elected Waleed H. Hassanein, M.D., James R. Tobin, Edward M. Basile, Thomas J. Gunderson, Edwin M. Kania, Stephanie Lovell, Merilee Raines and David Weill, M.D. as directors, each to serve on the board of directors of the Company until the 2024 annual meeting of the Company’s shareholders to be held in 2024 or until his or her successor is duly elected and qualified in accordance with our restated articles of organization and second amended and restated bylaws, or his or her earlier death, resignation or removal, based on the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Waleed H. Hassanein, M.D	24,276,377	218,114	6,719	2,433,153
James R. Tobin	22,266,327	2,227,909	6,974	2,433,153
Edward M. Basile	19,270,950	5,222,893	7,367	2,433,153
Thomas J. Gunderson	24,375,647	118,498	7,065	2,433,153
Edwin M. Kania	24,144,520	349,634	7,056	2,433,153
Stephanie Lovell	23,196,175	1,298,370	6,665	2,433,153
Merilee Raines	24,372,323	122,126	6,761	2,433,153
David Weill, M.D.	23,195,563	1,298,186	7,461	2,433,153

Proposal Two: The shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, based on the following votes:

For	Against	Abstain	Broker Non-Votes
22,963,086	1,519,849	18,275	2,433,153

Proposal Three: The shareholders approved the Amended and Restated TransMedics Group, Inc. 2019 Stock Incentive Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
19,996,361	4,483,557	21,292	2,433,153

Proposal Four: The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2023, based on the following votes:

For	Against	Abstain
26,378,751	546,315	9,297

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated TransMedics Group, Inc. 2019 Stock Incentive Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TransMedics Group, Inc.

Date: May 26, 2023	By:	/s/ Stephen Gordon
Stephen Gordon
Chief Financial Officer, Treasurer and Secretary